EXHIBIT 99
Term Sheets


NationsBanc Montgomery Securities LLC
Pool Profile Report

================================================================================
                                              Agregate        % of
       Cut-Off Balance           Number       Balance       Balance
       ---------------           ------       -------       -------
         0-1499,999               121      126,544,488         8.0
   1,500,000 to 2,999,999         107      232,768,291        14.7
   3,000,000 to 4,999,999          74      280,294,767        17.7
   5,000,000 to 7,499,999          28      168,887,343        10.6
   7,500,000 to 9,999,999          17      143,145,265         9.0
  10,000,000 to 14,999,999         10      119,772,634         7.6
  14,000,000 to 24,999,999          9      162,831,994        10.3
  25,000,000 to 39,999,999          8      236,550,870        14.9
  40,000,000 and above              2      115,291,672         7.3
--------------------------------------------------------------------------------
                                  376    1,586,087,324      100.00
================================================================================


================================================================================
       Gross                         Agregate         % of
      Coupon           Number        Balance         Balance
      ------           ------        -------         -------
LESS THAN OR
  EQUAL TO 6.75           6           36,729,135       2.3
    6.76 - 7.00          79          413,394,416      26.1
    7.01 - 7.25         118          678,425,254      42.8
    7.26 - 7.50          62          183,115,457      11.5
    7.51 - 7.75          45          108,664,758       6.9
    7.76 - 8.00          28           59,250,509       3.7
    8.01 - 8.50          12           35,479,329       2.2
    8.51 - 9.00          11           42,767,801       2.7
    9.01 - 9.50          14           26,873,632       1.7
GREATER THAN 9.50         1            1,387,033       0.1
--------------------------------------------------------------------------------
                        376        1,586,087,324     100.00
================================================================================


================================================================================
                                           Agregate        % of
       Originator            Number        Balance        Balance
       ----------            ------        -------        -------
NationsBank                   104        670,905,440       42.3
Bank of America               173        435,081,774       27.4
Berkshire Mortgage             20        164,458,441       10.4
Washington Mortgage            17         73,442,577        4.6
Banker's Mutual                12         66,309,496        4.2
Patrician Financial            11         63,566,361        4.0
ARCS Commerical                11         46,504,981        2.9
First Security Bank            13         34,133,751        2.2
L.J. Melody Co.                15         31,684,502        2.0
--------------------------------------------------------------------------------
                              376      1,586,087,324     100.00
================================================================================


================================================================================
                                           Agregate        % of
       Loan Status           Number        Balance        Balance
       -----------           ------        -------        -------
Compete                       203       1,151,005,550      72.6
Others                        173         435,081,774      27.4
--------------------------------------------------------------------------------
                              376       1,586,087,324     100.0
================================================================================


================================================================================
                                           Agregate        % of
          Pool               Number        Balance        Balance
          ----               ------        -------        -------
Bank of America               173         435081774        27.4
NL 98-2                       203       1,151,005,550      72.6
--------------------------------------------------------------------------------
                              376       1,586,087,324      100.0
================================================================================


================================================================================
                                           Aggregate    % of
          Program            Number         Balance    Balance
          -------            ------       -----------  -------
7yr. term - 7yr. am             1          74,317,972     4.7
7yr. term - 25yr. am            2           2,338,917     0.1
7yr. term - 30yr. am           14          93,083,233     5.9
8yr. term - 30yr. am            1           3,994,626     0.3
9yr. term - 19yr. am            1          26,009,898     1.6
9yr. term - 24yr. am            1           4,030,359     0.3
10yr. term - 10yr. am           3           4,467,169     0.3
10yr. term - 15yr. am           1           3,390,037     0.2
10yr. term - 19yr. am           1           1,791,184     0.1
10yr. term - 20yr. am          10          31,663,100     2.0
10yr. term - 22yr. am           1          18,473,776     1.2
10yr. term - 23yr. am           3           9,016,887     0.6
10yr. term - 25yr. am          71         187,465,724    11.8
10yr. term - 30yr. am         218         894,009,914    56.4
12yr. term - 30yr. am           3          36,531,653     2.3
14yr. term - 13yr. am           1           5,800,000     0.4
15yr. term - 15yr. am          15          28,586,513     1.8
15yr. term - 20yr. am           2           2,184,950     0.1
15yr. term - 25yr. am          14          33,998,113     2.1
15yr. term - 30yr. am           8         110,357,223     7.0
18yr. term - 18yr. am           1           5,449,267     0.3
20yr. term - 20yr. am           3           7,186,134     0.5
25yr. term - 25yr. am           1           1,940,675     0.1
--------------------------------------------------------------------------------
                               376      1,586,087,324  100.00
W. Mat.:  124 W. Am.:  326  W. Age:  4
================================================================================


================================================================================
                                           Agregate        % of
          State              Number        Balance        Balance
          -----              ------        -------        -------
           CA                 127        435,659,576       27.5
           NC                  10        153,240,124        9.7
           MD                  10        119,168,943        7.5
           FL                  29        114,366,151        7.2
           NJ                  5          84,038,635        5.3
           TX                  28         81,155,037        5.1
           WA                  16         73,674,781        4.6
           AZ                  17         57,755,509        3.6
           VA                  8          57,232,752        3.6
           LA                  6          43,788,163        2.8
         Others               120        366,007,653       23.1
--------------------------------------------------------------------------------
                              376      1,586,087,324     100.00
================================================================================


================================================================================
     Amort.                   Aggregate        % of
     Basis         Number      Balance        Balance
     -----         ------      -------        -------
    30/360           21         48,965,574      3.1
  Actual/360        355      1,537,121,750     96.9
--------------------------------------------------------------------------------
                    376      1,586,087,324    100.00
================================================================================

================================================================================
     Year                        Aggregate       % of
 of Maturity     Number           Balance       Balance
 -----------     ------        ------------     -------
     2004           4             9,039,061       0.6
     2005          13           160,701,060      10.1
     2006           1             3,994,626       0.3
     2007          24           101,891,802       6.4
     2008         286         1,078,426,245      68.0
     2009           1            28,460,566       1.8
     2010           2             8,071,087       0.5
     2012          16            35,451,623       2.2
     2013          24           145,475,177       9.2
     2016           1             5,449,267       0.3
     2018           3             7,186,134       0.5
     2023           1             1,940,675       0.1
--------------------------------------------------------------------------------
                   376        1,586,087,324     100.00
================================================================================


===========================================================================================
                                                                   % of
            Top Ten Loans                 Type       Balance     Balance      DSCR     LTV
            -------------                 ----       -------     -------      ----     ---
International Home Furnishing Center     Retail     74,317,972     4.7        1.43     35.4
Journal Square Plaza II                  Office     40,973,700     2.6        1.30     74.5
Gateway Commerce Center II             Industrial   39,751,581     2.5        1.27     79.3
Corridor Marketplace Shopping Center     Retail     32,887,200     2.1        1.30     78.3
Park Center Building I                   Office     28,460,566     1.8        1.22     76.9
Parkview Towers Apts                   Multifamily  27,924,914     1.8        1.34     77.6
Granada Hills Town Center                Retail     27,732,649     1.7        1.33     75.0
Gateway Commerce Center I              Industrial   27,166,909     1.7        1.26     82.8
Research Tri-Center North A            Industrial   26,617,153     1.7        1.24     79.6
Edgewater Inn                            Hotel      26,009,898     1.6        1.37     68.4
-------------------------------------------------------------------------------------------
                                                   351,842,541    22.2
===========================================================================================


====================================================================================================================================
                          Aggregate     % of                  Gross   Gross          Max. Net      Min          Max         Min
Property Type   Number    Balance     Balance   DSCR    LTV    Rate   Spread   Serv    Rate      Net Rate     Balance     Balance
-------------   ------    -------     -------   ----    ---    ----   ------   ----    ----      --------     -------     -------
Multifamily      146      521,436,965   32.9    1.37    73.8   7.10             9.8    8.93        6.57     27,924,914     386,353
Retail            91      470,433,246   29.7    1.34    67.1   7.28             8.7    9.71        6.61     74,317,972     515,613
Office            47      225,938,371   14.2    1.35    72.0   7.24            10.1    8.93        6.75     40,973,700     769,089
Industrial        42      190,099,252   12.0    1.30    75.8   7.21             8.7    8.07        6.92     39,751,581     521,932
Hotel             12       73,036,065    4.6    1.44    62.9   7.43            10.3    8.05        6.89     26,009,898   2,089,682
Health Care       11       35,288,674    2.2    1.53    71.8   8.48            14.6    9.08        7.52      6,198,762   1,092,357
MHP               13       30,720,009    1.9    1.70    60.6   7.03            10.0    7.15        6.76      4,291,188     996,817
Franchise          4       12,356,956    0.8    1.20    68.7   8.60            16.0    8.44        8.44      5,829,512   1,047,194
Restaurant
Self Storage       5       10,122,708    0.6    1.72    62.4   7.60            10.0    7.70        7.27      3,685,665   1,046,689
Mobile Home        2        6,930,322    0.4    1.63    68.1   6.64            10.0    6.54        6.54      3,535,064   3,395,259
Parking            1        5,383,638    0.3    1.30    69.9   7.49            10.0    7.39        7.39      5,383,638   5,383,638
Mini Storage       2        4,341,118    0.3    1.38    71.3   7.10            10.0    7.00        7.00      2,444,997   1,896,120
------------------------------------------------------------------------------------------------------------------------------------
                 376    1,586,087,324  100.00   1.36    70.8   7.24             9.6    9.71        6.54     74,317,972     386,353
====================================================================================================================================